                          ANNUAL REPORT / JULY 31 2000

                        AIM LARGE CAP OPPORTUNITIES FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [ COVER IMAGE ]

                      -------------------------------------

               MIDMORNING, DONNINGTON, GLOUCESTER BY CHARLES NEAL

         A BEAUTIFUL PAINTING IS A PLEASING BLEND OF CAREFULLY SELECTED

          COLORS. SIMILARLY, IN CONSTRUCTING THE PORTFOLIO OF AIM LARGE

            CAP OPPORTUNITIES FUND, WE CAREFULLY SELECT THE STOCKS OF

            LARGE COMPANIES THAT WE BELIEVE HAVE EXCITING PROSPECTS.

                     -------------------------------------

For shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of large-company stocks which management believes involve "special opportunities."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Opportunities Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns, including sales charges, for the periods ended 6/30/00 (the most recent calendar quarter end) were as follows. Class A shares, inception (12/30/99), 21.36%. Class B shares, inception (3/31/00), -4.92%. Class C shares, inception (3/31/00), -0.92%.
o Because the fund has been in existence for less than a year, total return provided is cumulative total return that has not yet been annualized.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns may be attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. As the fund's assets grow, it is probable that the effect of its investment in IPOs on its total return will decline, which may reduce the fund's total return.
o Leveraging and short-selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is widely regarded as representative of the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM LARGE CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
    [PHOTO OF       and a telephone. At the time, Bob Graham, Gary Crum and I
    Charles T.      had the idea of creating a mutual fund company that put
      Bauer,        people first. Our slogan, "people are the product," means
   Chairman of      that people-our employees and our investors-are our company.
   the Board of         Almost a quarter-century later, we've grown to more than
     THE FUND       eight million investors with $176 billion in assets under
   APPEARS HERE]    management. Over that time, the industry as a whole has
                    grown from $51 billion in assets to more than $7 trillion
    [PHOTO OF       today. I never dreamed we would see such phenomenal growth.
     Robert H.      You are the main reason for our success, and I want you to
      Graham        know how much I appreciate your loyalty and trust over the
   APPEARS HERE]    past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund since its inception on December 30, 1999 and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                        AIM LARGE CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND POSTS IMPRESSIVE GAINS DESPITE LACKLUSTER MARKET PERFORMANCE


STOCK MARKETS WERE EXTREMELY VOLATILE DURING THE REPORTING PERIOD. HOW DID AIM LARGE CAP OPPORTUNITIES FUND FARE?
The fund's Class A shares, which began sales on December 30, 1999, registered outstanding returns for the reporting period ended July 31, 2000. Excluding sales charges, Class A shares posted a cumulative total return of 31.20%-far better than the -1.66% return of the S&P 500 for the same period.
    Class B and Class C shares began sales on March 31, 2000, and posted cumulative total returns, excluding sales charges, of 2.26% and 2.19%, respectively, through July 31. Over that same period, the S&P 500 returned -4.18%.

WHAT WERE THE KEY TRENDS IN THE STOCK MARKET?
Markets were extremely volatile. During the first three months of 2000, several key market indexes rose to new heights, with the Dow setting a record in January and the technology-dominated Nasdaq following suit in March. High-flying technology stocks helped propel these advances. Toward the end of March, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. In April, a federal court ruling against software giant Microsoft (not a fund holding) helped extend the sell-off. The stocks of Internet companies with no earnings were particularly hard hit.
    Investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth and to contain inflation. On May 16, the Fed, which launched a monetary tightening policy in June 1999, raised the key federal funds rate-the rate banks charge one another for overnight loans-from 6.0% to 6.5%. Interest-rate concerns before and after the Fed's action prompted a sell-off that affected nearly every stock-market sector in April and May, causing markets to be extremely volatile.
    Markets rallied in June as key economic data, such as housing starts and retail sales, indicated that the economy might be slowing, diminishing the possibility of further Fed rate hikes. At its June 28 meeting, the Fed left interest rates unchanged. The rally continued until mid-July when fresh evidence, namely the revelation that the gross domestic product grew 5.2% in the second quarter of 2000, indicated that the economy might not be slowing as much as anticipated. That raised the specter of another possible Fed rate hike, sending markets downward

WHAT WAS BEHIND THE FUND'S SOLID PERFORMANCE IN A DIFFICULT MARKET?
We credit stock selection for the fund's impressive performance. In choosing holdings for the portfolio, we seek to own large-cap stocks of high-quality companies with accelerating earnings growth. The fund invests primarily in the stocks of companies that we believe represent "special opportunities." These include companies that have made significant technological advances or have undergone management changes. Important economic or political developments and shifts in the competitive outlook also can create special opportunities.
    The fund participates in the initial public offering (IPO) market, and a significant portion of its returns may be attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. As the fund's assets grow, it is probable that the effect of its investment in IPOs on its total return will decline, which may reduce the fund's total return.
    The fund also benefited from its alternative investment strategy.

CAN YOU DESCRIBE THIS ALTERNATIVE INVESTMENT STRATEGY?
The fund can employ short-selling and leveraging. While the fund owns the stocks of companies expected to experience strong earnings growth, it can borrow the stocks of firms expected to experience declining earnings. These borrowed stocks (short positions) are subsequently sold,

FUND PERFORMANCE

TOTAL RETURNS OF
CLASS A SHARES VS. INDEXES

12/30/99-7/31/00

================================================================================
FUND CLASS A SHARES       31.20%

S&P 500 INDEX             -1.66%
================================================================================

CUMULATIVE TOTAL RETURNS

As of 7/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (12/30/99)             24.01%*
  *31.20% excluding sales charges

CLASS B SHARES
  Inception (3/31/00)              -2.74%*
  *2.26% excluding CDSC

CLASS C SHARES
  Inception (3/31/00)               1.19%*
  *2.19% excluding CDSC

Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

          See important fund and index disclosures inside front cover.


                        AIM LARGE CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

with the intention of buying them later at an anticipated lower price. We believe that a mixed portfolio of owned and borrowed stocks (long and short positions) can potentially protect the fund during market downturns while allowing it to take advantage of market rallies. Leveraging involves borrowing money, usually to buy additional stocks.

HOW WAS THE FUND STRUCTURED?
As of July 31, 2000, the fund had 97 long positions. Technology stocks made up 36% of the long portfolio. Although tech stocks were extremely volatile during the reporting period, we generally avoided investing in companies with no earnings. The stocks of these companies proved particularly vulnerable to the spring sell-off.
    Financial-company stocks made up 9% of the long portfolio while energy stocks made up 6%. Please note that our sector weightings were the result of our earnings-based stock-selection process, not macroeconomic predictions. We found more companies with excellent growth prospects in the technology, financial and energy sectors.

WHAT WERE A FEW OF THE TECH STOCKS IN THE PORTFOLIO AT THE END OF THE
REPORTING PERIOD?
o Corning, the fund's largest holding, is the inventor and one of the world's top manufacturers of fiber-optic cable.
o Brocade Communications Systems makes fiber channel switches and related software for connecting corporate storage systems and servers, transforming them into storage-area networks
o Cisco makes products that link networks and power the Internet, including routers and switches.
o Juniper Networks makes a variety of Internet routers that move traffic along different points in a network.
o Nortel Networks is North America's second-largest maker of telecommunications products, including fiber-optic systems for voice systems.
o VERITAS is the world's largest maker of storage-management software, which protects networks against data loss from crashes and errors, expedites data recovery and manages corporate storage.

WHAT OTHER STOCKS PERFORMED WELL FOR THE FUND?
o J.P. Morgan, a leading international banking company, offers commercial-and investment-banking services.
o Goldman Sachs is a leader in global investment banking, with more than 40 offices worldwide.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The near-term outlook for stocks could depend to a large extent on the Fed's ability to bring the economy to a "soft landing." If new evidence indicates that economic growth is slowing, the Fed may refrain from further interest rate increases. Moreover, if Fed policy ultimately succeeds in slowing economic growth to a more sustainable rate and in keeping inflation at bay, it could prolong the current record economic expansion. Such an environment could help sustain corporate earnings growth and prove favorable for stocks.
    However, uncertainty over the Fed's actions and other factors could perpetuate the volatility that has characterized markets in recent months. In such an environment, investors would be well advised to take a long-term perspective on their investment.

PORTFOLIO COMPOSITION

As of 7/31/00, based on total net assets

=============================================================================================================
TOP 10 EQUITY HOLDINGS                                     TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------
 1. Corning Inc.                             2.81%          1. Communications Equipment                13.83%
 2. Brocade Communications Systems, Inc.     2.75           2. Computers (Software & Services)          6.51
 3. JDS Uniphase Corp.                       2.64           3. Electronics (Semiconductors)             4.78
 4. Cisco Systems, Inc.                      2.07           4. Oil & Gas (Drilling & Equipment)         3.68
 5. Juniper Networks, Inc.                   1.94           5. Investment Banking/Brokerage             3.46
 6. J.P. Morgan & Co. Inc.                   1.93           6. Computers (Peripherals)                  3.37
 7. Nortel Networks Corp.                    1.75           7. Biotechnology                            3.36
 8. VERITAS Software Corp.                   1.74           8. Financial (Diversified)                  3.15
 9. Goldman Sachs Group, Inc. (The)          1.61           9. Computers (Networking)                   2.96
10. i2 Technologies, Inc.                    1.53          10. Telecommunications (Cellular/Wireless)   2.31


TOP 10 SHORT POSITIONS
 1. United Parcel Service, Inc.-Class B      1.06%
 2. Stryker Corp.                            0.82
 3. Yahoo! Inc.                              0.82
 4. UnitedHealth Group, Inc.                 0.81
 5. Newell Rubbermaid, Inc.                  0.68
 6. Fastenal Co.                             0.63
 7. Orthodontic Centers of America, Inc.     0.59
 8. Costco Wholesale Corp.                   0.59
 9. Silicon Storage Technology, Inc.         0.56
10. Express Scripts, Inc.                    0.56

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=============================================================================================================


          See important fund and index disclosures inside front cover.


                        AIM LARGE CAP OPPORTUNITIES FUND

                        ANNUAL REPORT / FOR CONSIDERATION

EVERY INVESTMENT PORTFOLIO CAN BENEFIT FROM REGULAR CHECKUPS

CONSULTATION CHECKLIST

WHAT TO BRING:

[ ] A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds

[ ] A list of all your expenses, including likely future expenses

[ ] A timetable of your financial goals, including an estimate of when you want to retire

WHAT TO ASK:

[ ] How can I estimate what my goals will cost?

[ ] How much money do I need to invest, and how often?

[ ] How many different kinds of investments do I need?

[ ] How do I determine my risk tolerance?

[ ] What are the possible risks of the investments you've suggested?

[ ] What effect will these investments have on my taxes? What forms will I need to file?

[ ] How often do I need to revise my plan?

[ ] How will I know how my investments are doing?

[ ] How can I make changes to my plan?

[ ] What kinds of communication will I get from you?

[ ] Where can I get more information on what we've talked about?

[ ] What do I need to do after this meeting?

                                    [PHOTO]

Once a year, you and your financial advisor should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial advisors.
    Financial advisors can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. An advisor who knows you well and understands your needs can make all the difference in your financial future. He or she can
o evaluate your total financial situation and help you formulate a comprehensive financial plan;
o explain different types of investments, as well as their potential risks and benefits;
o   suggest an investment portfolio that can handle changing market conditions;
and
o   help you make clear-headed decisions during market volatility.

GETTING THE MOST FROM YOUR PLANNING SESSION

Your advisor needs a complete picture of your financial status to prepare a workable plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial advisors take investor education seriously, so take advantage of their store of knowledge and materials.

    The Forum for Investor Advice suggests that you discuss the following with your financial advisor:
o   changes in the financial markets
o   changes in your goals and current situation
o   retirement plans
o   estate planning
o   outlook for the markets

    Take along our checklist (left) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial advisor can keep you moving toward your goals, especially when your life circumstances or financial needs change.

                        AIM LARGE CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

July 31, 2000

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-75.18%

BANKS (MAJOR REGIONAL)-0.93%

Bank of New York Co., Inc. (The)         55,000   $  2,574,687
--------------------------------------------------------------

BANKS (MONEY CENTER)-1.94%

J.P. Morgan & Co., Inc.                  40,000      5,340,000
--------------------------------------------------------------

BIOTECHNOLOGY-3.36%

Affymetrix, Inc.(a)                      23,500      3,208,852
--------------------------------------------------------------
Amgen Inc.(a)                            38,300      2,487,106
--------------------------------------------------------------
Biogen, Inc.(a)                          67,500      3,577,500
--------------------------------------------------------------
                                                     9,273,458
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.46%

Pegasus Communications Corp.(a)          30,000      1,267,500
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-13.83%

Alcatel-ADR (France)                     48,000      3,510,000
--------------------------------------------------------------
Avici Systems, Inc.(a)                   13,880      1,365,445
--------------------------------------------------------------
Comverse Technology, Inc.(a)             41,300      3,624,075
--------------------------------------------------------------
Corning Inc.                             33,200      7,766,725
--------------------------------------------------------------
JDS Uniphase Corp.(a)                    61,700      7,288,312
--------------------------------------------------------------
Juniper Networks, Inc.(a)                37,500      5,341,406
--------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(a)                                   47,500      2,657,031
--------------------------------------------------------------
Nortel Networks Corp. (Canada)           65,000      4,834,375
--------------------------------------------------------------
Sycamore Networks, Inc.(a)               14,500      1,788,031
--------------------------------------------------------------
                                                    38,175,400
--------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.89%

Check Point Software Technologies
  Ltd.-ADR (Israel)(a)                   21,200      2,459,200
--------------------------------------------------------------

COMPUTERS (HARDWARE)-2.18%

Palm, Inc.(a)                           100,000      3,900,000
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                20,000      2,108,750
--------------------------------------------------------------
                                                     6,008,750
--------------------------------------------------------------

COMPUTERS (NETWORKING)-2.96%

Cisco Systems, Inc.(a)                   87,500      5,725,781
--------------------------------------------------------------
Exodus Communications, Inc.(a)           55,000      2,444,062
--------------------------------------------------------------
                                                     8,169,843
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-3.37%

Brocade Communications Systems,
  Inc.(a)                                42,500      7,591,562
--------------------------------------------------------------
EMC Corp.(a)                             20,000      1,702,500
--------------------------------------------------------------
                                                     9,294,062
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-6.51%

i2 Technologies, Inc.(a)                 32,500      4,216,875
--------------------------------------------------------------
Mainspring, Inc.(a)                      20,900        313,500
--------------------------------------------------------------
Mercury Interactive Corp.(a)              7,500        744,492
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Oracle Corp.(a)                          21,000   $  1,578,937
--------------------------------------------------------------
Quest Software, Inc.(a)                  80,000      3,780,000
--------------------------------------------------------------
Rational Software Corp.(a)               25,000      2,543,750
--------------------------------------------------------------
VERITAS Software Corp.(a)                47,000      4,791,062
--------------------------------------------------------------
                                                    17,968,616
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.77%

General Motors Corp.-Class H(a)          82,500      2,134,688
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.78%

ASM Lithography Holding N.V.
  (Netherlands)(a)                       16,000        636,000
--------------------------------------------------------------
Broadcom Corp.-Class A(a)                12,500      2,803,125
--------------------------------------------------------------
Celestica Inc. (Canada)(a)               46,500      2,906,250
--------------------------------------------------------------
Maxim Integrated Products, Inc.(a)       45,000      2,972,813
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)           65,000      3,875,625
--------------------------------------------------------------
                                                    13,193,813
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.16%

KLA-Tencor Corp.(a)                      60,000      3,195,000
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-3.15%

American Express Co.                     55,000      3,117,813
--------------------------------------------------------------
Citigroup Inc.                           40,000      2,822,500
--------------------------------------------------------------
Fannie Mae                               55,000      2,743,125
--------------------------------------------------------------
                                                     8,683,438
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-2.08%

American Home Products Corp.             65,000      3,449,063
--------------------------------------------------------------
Pfizer Inc.                              53,000      2,285,625
--------------------------------------------------------------
                                                     5,734,688
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.34%

PE Corp-PE Biosystems Group              42,500      3,705,469
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-3.46%

Goldman Sachs Group, Inc. (The)          45,000      4,452,188
--------------------------------------------------------------
Morgan Stanley Dean Witter & Co.         32,500      2,965,625
--------------------------------------------------------------
Schwab (Charles) Corp. (The)             59,050      2,133,181
--------------------------------------------------------------
                                                     9,550,994
--------------------------------------------------------------

INVESTMENT MANAGEMENT-0.49%

John Nuveen Co. (The)-Class A            30,000      1,340,625
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.14%

Harley-Davidson, Inc.                    70,000      3,141,250
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.52%

Coflexip S.A.-ADR (France)               37,500      2,172,656
--------------------------------------------------------------
Millipore Corp.                          32,000      2,012,000
--------------------------------------------------------------
                                                     4,184,656
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

NATURAL GAS-0.73%

Enron Corp.                              27,500   $  2,024,688
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-3.68%

ENSCO International Inc.                 62,500      2,109,375
--------------------------------------------------------------
Grant Prideco, Inc.(a)                   47,500        955,938
--------------------------------------------------------------
Lone Star Technologies, Inc.(a)          49,500      2,017,125
--------------------------------------------------------------
Schlumberger Ltd.                        42,500      3,142,344
--------------------------------------------------------------
Transocean Sedco Forex Inc.              21,000      1,039,500
--------------------------------------------------------------
Weatherford International, Inc.(a)       22,500        901,406
--------------------------------------------------------------
                                                    10,165,688
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-2.29%

Apache Corp.                             50,000      2,487,500
--------------------------------------------------------------
Kerr-McGee Corp.                         70,000      3,841,250
--------------------------------------------------------------
                                                     6,328,750
--------------------------------------------------------------

OIL & GAS (REFINING &
  MARKETING)-0.50%

Valero Energy Corp.-$1.94 Conv.
  Pfd.                                   60,000      1,387,500
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-1.10%

Calpine Corp.(a)                         42,500      3,028,125
--------------------------------------------------------------

PUBLISHING-0.40%

Ziff Davis Media, Inc.(a)                77,000      1,102,063
--------------------------------------------------------------

RAILROADS-0.64%

Stilwell Financial, Inc.(a)              40,000      1,762,500
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.11%

Lowe's Cos., Inc.                        72,500      3,058,594
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-1.24%

Lamar Advertising Co.(a)                 75,000      3,421,875
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-1.37%

Ariba, Inc.(a)                           32,500      3,767,969
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.73%

Critical Path, Inc.(a)                   36,400      2,027,025
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.21%

CheckFree Corp.(a)                       55,000      3,341,250
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-2.31%

Level 3 Communications, Inc.(a)          20,000      1,368,750
--------------------------------------------------------------
Phone.com, Inc.(a)                       40,000      3,195,000
--------------------------------------------------------------
Powerwave Technologies, Inc.(a)          52,000      1,803,750
--------------------------------------------------------------
                                                     6,367,500
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.87%

Corvis Corp.(a)                          29,270      2,409,744
--------------------------------------------------------------

TELEPHONE-0.68%

Qwest Communications International
  Inc.(a)                                40,000      1,877,500
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $191,972,166)                                207,466,908
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
CONVERTIBLE CORPORATE BONDS &
  NOTES-1.42%

COMMUNICATIONS EQUIPMENT-0.59%

Kestrel Solutions, Conv. Bonds,
  5.50%, 07/15/05 (Acquired
  07/20/00; Cost $1,500,000)(b)      $1,500,000   $  1,620,000
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.83%

Primus Telecommunications Group,
  Inc., Conv. Notes, 5.75%,
  02/15/07 (Acquired 02/17/00-
  07/24/00; Cost $2,823,192)(b)       4,000,000      2,295,000
--------------------------------------------------------------
    Total Convertible Corporate
      Bonds & Notes (Cost
      $4,331,881)                                    3,915,000
--------------------------------------------------------------

                          NUMBER
                            OF       EXERCISE   EXPIRATION
                         CONTRACTS    PRICE        DATE
OPTIONS PURCHASED-6.03%

CALLS-0.48%

Freddie Mac (Financial-
  Diversified)               703      $   40     Aug-00          94,466
-----------------------------------------------------------------------
Lycos, Inc. (Computers-
  Software & Services)       366          60     Oct-00         402,600
-----------------------------------------------------------------------
Micron Technology, Inc.
  (Electronics-
  Semiconductors)            850          85     Aug-00         371,875
-----------------------------------------------------------------------
OSX Index (Oil & Gas-
  Services)                  589         140     Sep-00         121,481
-----------------------------------------------------------------------
Philadelphia
  Semiconductor Index
  (Electronics-
  Semiconductors)             85       1,100     Aug-00         161,500
-----------------------------------------------------------------------
S&P 500 Index
  (Investments)              434       1,550     Aug-00          23,056
-----------------------------------------------------------------------
SDL, Inc. (Electronics-
  Semiconductors)             60         390     Sep-00         141,375
-----------------------------------------------------------------------
                                                              1,316,353
-----------------------------------------------------------------------

PUTS-5.55%

AMEX Pharmaceutical
  Index (Health
  Care-Drugs-Major
  Pharmaceuticals)           400         370     Oct-00         385,000
-----------------------------------------------------------------------
Calpine Corp. (Power
 Producers-Independent)      425          70     Oct-00         329,375
-----------------------------------------------------------------------
Hewlett-Packard Co.
  (Computers-Hardware)       400         115     Aug-00         362,500
-----------------------------------------------------------------------
Morgan Stanley Internet
  Index
  (Computers-Software &
  Services)                  837          70     Dec-00         816,075
-----------------------------------------------------------------------
Nasdaq 100 Index
  (Investments)              175       3,300     Sep-00       2,185,313
-----------------------------------------------------------------------
                              45       3,600     Dec-00       1,708,875
-----------------------------------------------------------------------
Pegasus Communications
  Corp.
  (Broadcasting-Television,
  Radio, & Cable)            300          32     Sep-00          43,125
-----------------------------------------------------------------------
Russell 2000 Index
  (Investments)            1,244         510     Dec-00       4,385,100
-----------------------------------------------------------------------
S&P 500 Index
  (Investments)              303       1,425     Aug-00       1,465,750
-----------------------------------------------------------------------
                             159       1,450     Aug-00       1,534,500
-----------------------------------------------------------------------

                          NUMBER
                            OF       EXERCISE   EXPIRATION     MARKET
                         CONTRACTS    PRICE        DATE        VALUE
PUTS-(CONTINUED)

S&P 500 Index
  (Investments)              200      $1,400     Sep-00      $  640,087
-----------------------------------------------------------------------
                             330       1,400     Dec-00         532,650
-----------------------------------------------------------------------
                             451       1,350     Dec-00         477,500
-----------------------------------------------------------------------
Symbol Technologies,
  Inc. (Electrical
  Equipment)                 456          50     Aug-00         456,000
-----------------------------------------------------------------------
                                                             15,321,850
-----------------------------------------------------------------------
    Total Options
      Purchased (Cost
      $18,842,123)                                           16,638,203
-----------------------------------------------------------------------

                                       SHARES
MONEY MARKET FUNDS-13.09%

STIC Liquid Assets Portfolio(c)      18,069,286     18,069,286
--------------------------------------------------------------
STIC Prime Portfolio(c)              18,069,286     18,069,286
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $36,138,572)                                  36,138,572
--------------------------------------------------------------
TOTAL INVESTMENTS-95.72% (Cost
  $251,284,742)                                    264,158,683
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-4.28%                 11,813,415
--------------------------------------------------------------
NET ASSETS-100.00%                                $275,972,098
==============================================================

                                        SHARES
                                         SOLD        MARKET
                                         SHORT       VALUE
SECURITIES SOLD SHORT(d)

Advanced Micro Devices, Inc.             13,000   $    935,188
--------------------------------------------------------------
Amazon.com, Inc.                         42,700      1,286,338
--------------------------------------------------------------
ANTEC Corp.                              20,000        756,250
--------------------------------------------------------------
ARM Holdings plc                         29,400      1,008,788
--------------------------------------------------------------
AT&T Wireless Group                      50,000      1,375,000
--------------------------------------------------------------
Atmel Corp.                              39,300      1,176,544
--------------------------------------------------------------
Audiovox Corp.-Class A                   31,400        486,700
--------------------------------------------------------------
Broadvision Inc.                         28,300      1,024,106
--------------------------------------------------------------
Carrier Access Corp.                     14,200        850,225
--------------------------------------------------------------
CNET Networks, Inc.                      26,200        784,363
--------------------------------------------------------------

                                        SHARES
                                         SOLD        MARKET
                                         SHORT       VALUE
SECURITIES SOLD SHORT(d)-(CONTINUED)

Costco Wholesale Corp.                   50,000   $  1,628,125
--------------------------------------------------------------
CVS Corp.                                29,200      1,151,575
--------------------------------------------------------------
Digital Island, Inc.                     20,000        573,750
--------------------------------------------------------------
DoubleClick Inc.                         19,600        704,375
--------------------------------------------------------------
Echelon Corp.                            27,500      1,020,938
--------------------------------------------------------------
Express Scripts, Inc.                    23,900      1,535,575
--------------------------------------------------------------
Fastenal Co.                             28,000      1,729,000
--------------------------------------------------------------
Globalstar Telecommunications Ltd.       25,000        193,750
--------------------------------------------------------------
Hewlett-Packard Co.                       4,500        491,344
--------------------------------------------------------------
Knight Trading Group, Inc.               14,500        385,156
--------------------------------------------------------------
Krispy Kreme Doughnuts, Inc.             14,000        952,000
--------------------------------------------------------------
Magna International Inc.                 25,000      1,245,313
--------------------------------------------------------------
Newell Rubbermaid, Inc.                  70,000      1,885,625
--------------------------------------------------------------
Orthodontic Centers of America, Inc.     63,400      1,640,475
--------------------------------------------------------------
QLogic Corp.                             10,200        759,900
--------------------------------------------------------------
QLT Inc.                                 15,000        988,125
--------------------------------------------------------------
QUALCOMM Inc.                            20,400      1,324,725
--------------------------------------------------------------
Scient Corp.                             13,000        606,125
--------------------------------------------------------------
Sigma-Aldrich Corp.                      45,000      1,226,250
--------------------------------------------------------------
Silicon Storage Technology, Inc.         24,500      1,548,094
--------------------------------------------------------------
Starbucks Corp.                          25,000        937,500
--------------------------------------------------------------
Stryker Corp.                            52,500      2,254,219
--------------------------------------------------------------
Sunoco, Inc.                             40,000        975,000
--------------------------------------------------------------
Symbol Technologies, Inc.                32,500      1,295,938
--------------------------------------------------------------
TMP Worldwide, Inc.                       8,700        626,400
--------------------------------------------------------------
United Parcel Service-Class B            50,000      2,937,500
--------------------------------------------------------------
UnitedHealth Group Inc.                  27,400      2,241,663
--------------------------------------------------------------
Vignette Corp.                           17,000        575,875
--------------------------------------------------------------
Yahoo! Inc.                              17,500      2,252,031
--------------------------------------------------------------
                                                  $ 45,369,848
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 7/31/00 was $3,915,000, which represented 1.45% of the Fund's net assets.
(c) The money market fund has the same investment advisor as the Fund.
(d) Collateral on short sales was segregated by the Fund in the amount of $48,532,285, which represents 106.97% of market value of securities sold short.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2000

ASSETS:

Investments, at market value (cost
  $251,284,742)                                 $264,158,683
------------------------------------------------------------
Cash                                               1,378,032
------------------------------------------------------------
Receivables for:
  Investments sold                                 9,164,141
------------------------------------------------------------
  Fund shares sold                                12,957,317
------------------------------------------------------------
  Dividends and interest                             298,822
------------------------------------------------------------
  Investments sold short                          46,493,930
------------------------------------------------------------
  Short positions                                    899,779
------------------------------------------------------------
  Short stock rebates                                195,994
------------------------------------------------------------
Investment for deferred compensation plan              2,620
------------------------------------------------------------
Other assets                                           6,396
------------------------------------------------------------
    Total assets                                 335,555,714
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           13,455,605
------------------------------------------------------------
  Fund shares reacquired                             136,567
------------------------------------------------------------
  Options written (premiums received $398,246)        86,950
------------------------------------------------------------
  Deferred compensation plan                           2,620
------------------------------------------------------------
  Short stock account interest                         1,767
------------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $46,493,930)         45,369,848
------------------------------------------------------------
Accrued advisory fees                                353,087
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                            133,971
------------------------------------------------------------
Accrued trustees' fees                                   728
------------------------------------------------------------
Accrued transfer agent fees                           21,943
------------------------------------------------------------
Accrued operating expenses                            16,295
------------------------------------------------------------
    Total liabilities                             59,583,616
------------------------------------------------------------
Net assets applicable to shares outstanding     $275,972,098
============================================================

NET ASSETS:

Class A                                         $138,205,142
============================================================
Class B                                         $102,795,275
============================================================
Class C                                         $ 34,971,681
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           10,532,971
============================================================
Class B                                            7,848,407
============================================================
Class C                                            2,670,782
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      13.12
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.12 divided by
      94.50%)                                   $      13.88
============================================================
Class B:
  Net asset value and offering price per share  $      13.10
============================================================
Class C:
  Net asset value and offering price per share  $      13.09
============================================================

STATEMENT OF OPERATIONS

For the period December 30, 1999
(date operations commenced) through July 31, 2000

INVESTMENT INCOME:

Short stock rebates                              $   443,705
------------------------------------------------------------
Dividends -- affiliated issuers                      423,405
------------------------------------------------------------
Dividends (net of foreign withholding tax
  $4,961)                                            159,509
------------------------------------------------------------
Interest                                              69,932
------------------------------------------------------------
    Total investment income                        1,096,551
------------------------------------------------------------

EXPENSES:

Advisory fees                                        749,188
------------------------------------------------------------
Administrative services fee                           29,372
------------------------------------------------------------
Custodian fees                                        24,373
------------------------------------------------------------
Distribution fees -- Class A                          98,668
------------------------------------------------------------
Distribution fees -- Class B                         162,407
------------------------------------------------------------
Distribution fees -- Class C                          55,143
------------------------------------------------------------
Interest                                              10,212
------------------------------------------------------------
Transfer agent fees -- Class A                        31,715
------------------------------------------------------------
Transfer agent fees -- Class B                        23,773
------------------------------------------------------------
Transfer agent fees -- Class C                         8,072
------------------------------------------------------------
Trustees' fees                                         4,117
------------------------------------------------------------
Dividends on short sales                              24,835
------------------------------------------------------------
Other                                                171,138
------------------------------------------------------------
    Total expenses                                 1,393,013
------------------------------------------------------------
Less: Fees waived                                    (39,872)
------------------------------------------------------------
    Expenses paid indirectly                          (4,522)
------------------------------------------------------------
    Net expenses                                   1,348,619
------------------------------------------------------------
Net investment income (loss)                        (252,068)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, SECURITIES SOLD SHORT,
  FUTURES AND OPTION CONTRACTS

Net realized gain (loss) from:
  Investment securities                           (2,400,360)
------------------------------------------------------------
  Futures contracts                                 (881,182)
------------------------------------------------------------
  Option contracts                                 2,403,105
------------------------------------------------------------
  Securities sold short                            1,764,828
------------------------------------------------------------
                                                     886,391
------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                           12,873,942
------------------------------------------------------------
  Option contracts                                   311,296
------------------------------------------------------------
  Securities sold short                            1,124,086
------------------------------------------------------------
                                                  14,309,324
------------------------------------------------------------
Net gain on investment securities, securities
  sold short, futures and option contracts        15,195,715
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $14,943,647
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period December 30, 1999 (date operations commenced) through July 31,
2000

                                                                  2000
                                                              ------------
OPERATIONS:

  Net investment income (loss)                                $   (252,068)
--------------------------------------------------------------------------
  Net realized gain from investment securities, securities
    sold short, futures and option contracts                       886,391
--------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, securities sold short and option contracts      14,309,324
--------------------------------------------------------------------------
    Net increase in net assets resulting from operations        14,943,647
--------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      130,133,895
--------------------------------------------------------------------------
  Class B                                                       97,595,645
--------------------------------------------------------------------------
  Class C                                                       33,298,911
--------------------------------------------------------------------------
    Net increase in net assets                                 275,972,098
--------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                   --
--------------------------------------------------------------------------
  End of period                                               $275,972,098
==========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $261,023,720
--------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (49,823)
--------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, securities sold short, futures and option
    contracts                                                      688,877
--------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    securities sold short, futures and option contracts         14,309,324
--------------------------------------------------------------------------
                                                              $275,972,098
==========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations on December 30, 1999. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class A shares commenced sales on December 30, 1999. Class B and C shares commenced sales on March 31, 2000. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.
      On July 31, 2000 additional paid-in capital was decreased by $4,731, undistributed net investment income was increased by $202,245 and undistributed net realized gains was decreased by $197,514 as a result of reclassifications of a net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Securities Sold Short -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

      The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (expense incurred) as a result of the market value of securities sold short being less than (greater than) the proceeds received from the short sales.
F. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.
G. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
      An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P 500 Index, or (ii) downward at the rate of

0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P 500 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. During the period ended July 31, 2000, AIM waived fees of $39,872.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period ended July 31, 2000, AIM was paid $29,372 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the period ended July 31, 2000, AFS was paid $23,127 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the period ended July 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $98,668, $162,407 and $55,143, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $355,159, from sales of the Class A shares of the Fund during the period ended July 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period ended July 31, 2000, AIM Distributors received $3,607 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors. During the period ended July 31, 2000, the Fund paid legal fees of $2,270 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.
NOTE 3-INDIRECT EXPENSES
For the period ended July 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $372 and reductions in custodian fees of $4,150 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,522.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the period ended July 31, 2000, the Fund did not borrow under the line of credit.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period ended July 31, 2000 was $288,400,654 and $92,740,607, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2000 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                      $ 23,850,469
---------------------------------------------------------
  Securities sold short                         3,712,964
---------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                       (12,342,197)
---------------------------------------------------------
  Securities sold short                        (2,588,878)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $ 12,632,358
=========================================================
Cost of investments for tax purposes is $252,650,411.
Proceeds from securities sold short for tax purposes is
  $46,493,930.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the period ended July 31, 2000 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                   ------------------------
                                   NUMBER OF     PREMIUMS
                                   CONTRACTS     RECEIVED
                                   ---------   ------------
Beginning of year                        --    $         --
-----------------------------------------------------------
Written                               3,080       4,480,974
-----------------------------------------------------------
Closed                               (2,590)     (4,416,700)
-----------------------------------------------------------
Expired                                (490)        (64,274)
-----------------------------------------------------------
End of year                              --    $         --
===========================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options contracts written during the period ended July 31, 2000 are summarized as follows:

                                                               PUT OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   ----------
Beginning of year                                                  --     $       --
------------------------------------------------------------------------------------
Purchased                                                       1,121      1,008,570
------------------------------------------------------------------------------------
Closed                                                           (970)      (498,840)
------------------------------------------------------------------------------------
Expired                                                          (104)      (111,484)
------------------------------------------------------------------------------------
End of year                                                        47     $  398,246
====================================================================================

Open put option contracts written at July 31, 2000 were as follows:

                                                              JULY 31,
                                        NUMBER                  2000
                   CONTRACT   STRIKE      OF       PREMIUMS    MARKET     UNREALIZED
ISSUE               MONTH     PRICE    CONTRACTS   RECEIVED    VALUE     APPRECIATION
----------------   --------   ------   ---------   --------   --------   ------------
Nasdaq 100 Index    Sep-00     $260       47       $398,246   $86,950      $311,296
=====================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the period ended July 31, 2000 were as follows:

                                                                        2000
                                                              -------------------------
                                                                SHARES        AMOUNT
                                                              ----------   ------------
Sold:
  Class A                                                     12,111,778   $149,479,697
---------------------------------------------------------------------------------------
  Class B                                                      7,973,127     99,165,325
---------------------------------------------------------------------------------------
  Class C                                                      2,722,459     33,913,845
---------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (1,578,807)   (19,345,802)
---------------------------------------------------------------------------------------
  Class B                                                       (124,720)    (1,569,680)
---------------------------------------------------------------------------------------
  Class C                                                        (51,677)      (614,934)
---------------------------------------------------------------------------------------
                                                              21,052,160   $261,028,451
=======================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                    CLASS A
                                                               -----------------
                                                               DECEMBER 30, 1999
                                                               (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                 JULY 31, 2000
                                                               -----------------
Net asset value, beginning of year                                 $  10.00
------------------------------------------------------------       --------
Income from investment operations:
  Net investment income (loss)                                        (0.01)
------------------------------------------------------------       --------
  Net gains on securities (both realized and unrealized)               3.13
------------------------------------------------------------       --------
    Total from investment operations                                   3.12
------------------------------------------------------------       --------
Net asset value, end of year                                       $  13.12
============================================================       ========
Total return(a)                                                       31.20%
============================================================       ========
Ratios/supplemental data:
Net assets, end of year (000s omitted)                             $138,205
============================================================       ========
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                     2.41%(b)
------------------------------------------------------------       --------
  Without fee waivers                                                  2.49%(b)
============================================================       ========
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                     2.34%(b)
------------------------------------------------------------       --------
  Without fee waivers                                                  2.42%(b)
============================================================       ========
Ratio of net investment income (loss) to average net assets           (0.20)%(b)
============================================================       ========
Ratio of interest expense and dividends on short sales
  expense to average net assets                                        0.07%(b)
============================================================       ========
Portfolio turnover rate                                                 125%
============================================================       ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $47,989,902.

                                                                  CLASS B          CLASS C
                                                               --------------   --------------
                                                               MARCH 31, 2000   MARCH 31, 2000
                                                                (DATE SALES      (DATE SALES
                                                               COMMENCED) TO    COMMENCED) TO
                                                               JULY 31, 2000    JULY 31, 2000
                                                               --------------   --------------
Net asset value, beginning of year                                $  12.81         $  12.81
------------------------------------------------------------      --------         --------
Income from investment operations:
  Net investment income (loss)                                       (0.02)           (0.02)
------------------------------------------------------------      --------         --------
  Net gains on securities (both realized and unrealized)              0.31             0.30
------------------------------------------------------------      --------         --------
  Total from investment operations                                    0.29             0.28
------------------------------------------------------------      --------         --------
Net asset value, end of year                                      $  13.10         $  13.09
============================================================      ========         ========
Total return(a)                                                       2.26%            2.19%
============================================================      ========         ========
Ratios/supplemental data:
Net assets, end of year (000s omitted)                            $102,795         $ 34,972
============================================================      ========         ========
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense)                       3.10%(b)         3.10%(b)
============================================================      ========         ========
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense)                       3.03%(b)         3.03%(b)
============================================================      ========         ========

Ratio of net investment income (loss) to average net assets          (0.89)%(b)       (0.89)%(b)
============================================================      ========         ========

Ratio of interest expense and dividends on short sales
  expense to average net assets                                       0.07%(b)         0.07%(b)
============================================================      ========         ========
Portfolio turnover rate                                                125%             125%
============================================================      ========         ========

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $48,326,013 and $16,408,451 for Class B and Class C, respectively.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of AIM Large Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of AIM Large Cap Opportunities Fund (a series of AIM Special Opportunities Funds) including the schedule of investments, as of July 31, 2000, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period December 30, 1999 (date operations commenced) through July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Opportunities Fund as of July 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period December 30, 1999 (date operations commenced) through July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

September 11, 2000
Houston, Texas

BOARD OF TRUSTEES                           OFFICERS                                     OFFICE OF THE FUND

Charles T. Bauer                            Charles T. Bauer                             11 Greenway Plaza
Director and Chairman                       Chairman                                     Suite 100
A I M Management Group Inc.                                                              Houston, TX 77046
                                            Robert H. Graham
Bruce L. Crockett                           President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                Carol F. Relihan                             A I M Advisors, Inc.
Formerly Director, President, and           Senior Vice President and Secretary          11 Greenway Plaza
Chief Executive Officer                                                                  Suite 100
COMSAT Corporation                          Gary T. Crum                                 Houston, TX 77046
                                            Senior Vice President
Owen Daly II                                                                             TRANSFER AGENT
Director                                    Edgar M. Larsen
Cortland Trust Inc.                         Senior Vice President                        A I M Fund Services, Inc.
                                                                                         P.O. Box 4739
Edward K. Dunn Jr.                          Dana R. Sutton                               Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;        Vice President and Treasurer
Formerly Vice Chairman, President and                                                    CUSTODIAN
Chief Operating Officer,                    Melville B. Cox
Mercantile-Safe Deposit & Trust Co.; and    Vice President                               State Street Bank and Trust Company
President, Mercantile Bankshares                                                         225 Franklin Street
                                            Mary J. Benson                               Boston, MA 02110
Jack Fields                                 Assistant Vice President and
Chief Executive Officer                     Assistant Treasurer                          COUNSEL TO THE FUND
Texana Global, Inc. and
Twenty First Century Group Inc.;            Sheri Morris                                 Ballard Spahr
Formerly Member                             Assistant Vice President and                 Andrews & Ingersoll, LLP
of the U.S. House of Representatives        Assistant Treasurer                          1735 Market Street
                                                                                         Philadelphia, PA 19103
Carl Frischling                             Renee A. Friedli
Partner                                     Assistant Secretary                          COUNSEL TO THE TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
                                            P. Michelle Grace                            Kramer Levin Naftalis & Frankel LLP
Robert H. Graham                            Assistant Secretary                          919 Third Avenue
Director, President and                                                                  New York, NY 10022
Chief Executive Officer                     Nancy L. Martin
A I M Management Group Inc.                 Assistant Secretary                          DISTRIBUTOR

Prema Mathai-Davis                          Ofelia M. Mayo                               A I M Distributors, Inc.
Formerly, Chief Executive Officer,          Assistant Secretary                          11 Greenway Plaza
YWCA of the U.S.A.                                                                       Suite 100
                                            Lisa A. Moss                                 Houston, TX 77046
Lewis F. Pennock                            Assistant Secretary
Attorney                                                                                 AUDITORS
                                            Kathleen J. Pflueger
Louis S. Sklar                              Assistant Secretary                          KPMG LLP
Executive Vice President,                                                                700 Louisiana
Development and Operations,                                                              Houston, TX 77002
Hines Interests
Limited Partnership

                     -------------------------------------

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



                THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                         INTERNATIONAL/GLOBAL EQUITY FUNDS                  A I M Management Group Inc.
                                                                                                     has provided leadership in the
      MORE AGGRESSIVE                                      MORE AGGRESSIVE                           mutual fund industry since
                                                                                                     1976 and managed approximately
AIM Small Cap Opportunities(1)               AIM Latin American Growth                               $176 billion in assets for
AIM Mid Cap Opportunities(2)                 AIM Developing Markets                                  more than 8 million
AIM Large Cap Opportunities(6)               AIM European Small Company                              shareholders, including
AIM Emerging Growth                          AIM Asian Growth                                        individual investors,
AIM Small Cap Growth(3)                      AIM Japan Growth                                        corporate clients and financial
AIM Aggressive Growth                        AIM International Emerging Growth                       institutions, as of June 30,
AIM Mid Cap Growth                           AIM European Development                                2000.
AIM Small Cap Equity                         AIM Euroland Growth                                         The AIM Family of
AIM Capital Development                      AIM Global Aggressive Growth                            Funds--Registered
AIM Constellation(4)                         AIM International Equity                                Trademark-- is distributed
AIM Dent Demographic Trends                  AIM Advisor International Value                         nationwide, and AIM today is
AIM Select Growth                            AIM Global Trends                                       the eighth-largest mutual fund
AIM Large Cap Growth                         AIM Global Growth                                       complex in the United States
AIM Weingarten                                                                                       in assets under management,
AIM Mid Cap Equity                                        MORE CONSERVATIVE                          according to Strategic
AIM Value II                                                                                         Insight, an independent mutual
AIM Charter                                              SECTOR EQUITY FUNDS                         fund monitor.
AIM Value                                                                                                AIM is a subsidiary of
AIM Blue Chip                                              MORE AGGRESSIVE                           AMVESCAP PLC, one of the
AIM Basic Value                                                                                      world's largest independent
AIM Large Cap Basic Value                    AIM New Technology                                      financial services companies
AIM Balanced                                 AIM Global Telecommunications and Technology            with $389 billion in assets
AIM Advisor Flex                             AIM Global Resources                                    under management as of June
                                             AIM Global Financial Services                           30, 2000.
     MORE CONSERVATIVE                       AIM Global Health Care
                                             AIM Global Consumer Products and Services
                                             AIM Global Infrastructure
                                             AIM Advisor Real Estate
                                             AIM Global Utilities

                                                          MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS                          TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                                      MORE AGGRESSIVE

AIM Strategic Income                         AIM High Income Municipal
AIM High Yield II                            AIM Tax-Exempt Bond of Connecticut
AIM High Yield                               AIM Municipal Bond
AIM Income                                   AIM Tax-Free Intermediate
AIM Global Income                            AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                               MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark--and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (4) AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations Dec. 1, 1999.
(5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering. (6) AIM Large Cap Opportunities Fund will close to new investors Sept. 29, 2000, or when the fund reaches a total net asset value of $750 million, whichever occurs first.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Oct. 20, 2000, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                LCO-AR-1